UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 2, 2006

Date of Report (Date of earliest event reported)

LAWSON PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1666 East Touhy Avenue, Des Plaines, Illinois	60018

(Address of principal executive offices)	(Zip Code)

(847) 827-9666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 2, 2006, Lawson Products, Inc. issued a press release announcing its operating results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued by Lawson Products, Inc. on August 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Dated: August 7, 2006	By:	/s/ Thomas J. Neri

Name: Thomas J. Neri
Title: Executive Vice President, Finance, Planning and Corporate Development